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                         GENERAL GROWTH PROPERTIES, INC.          EXHIBIT 10(GG)
                             STOCK OPTION AGREEMENT


     THIS AGREEMENT is made and entered into as of the 2nd day of December, 1996, by and between GENERAL GROWTH PROPERTIES, INC., a Delaware corporation (the "Company") and __________________ (the "Employee").

     WHEREAS, the Company desires to reward the Employee for his recent efforts on behalf of the Company by awarding him an incentive stock option to purchase shares of common stock $.10 par value, of the Company (the "Common Stock") pursuant to the General Growth Properties, Inc. 1993 Stock Incentive Plan, as amended (the "Plan"); and

     WHEREAS, the Employee wishes to acquire the right to purchase shares of Common Stock granted hereby.

     NOW, THEREFORE, for good and valuable consideration, the parties hereto, intending to be legally bound, hereby agree as follows:

     1. Grant of Option. In accordance with the terms and conditions of the Plan which are hereby incorporated herein, the Company hereby grants to the Employee an option (the "Option") to purchase _______ shares of Common Stock at a purchase price of $28.00 per share, the Fair Market Value (as defined in the Plan) per share on the date hereof. This Option is intended to qualify as an Incentive Stock Option as defined in, and subject to, Section 422 of the Code.

     2. Time for Exercise of Options.

           (a) The Option is, as of the date of this Agreement (the "Grant Date"), exercisable for 20% of the shares of Common Stock subject hereto and shall become exercisable in increments of 20% of the shares of Common Stock subject hereto at the end of each of the first four anniversaries of the Grant Date.

           (b) The Option must be exercised if at all on or before the tenth anniversary of the Grant Date and only at such time as the Employee is employed by the Company or as provided in Paragraph 3 hereof.

     3. Termination of Employment.

           (a) If the Employee's employment with the Company, an Affiliate or a Subsidiary terminates by reason of death then, notwithstanding the provisions of Section 2 of this Agreement, the Option may thereafter be exercised, to the extent then exercisable, or on such accelerated basis as the Committee may determine, for a period of one year from the date of such death or until the expiration of the term of the Option, whichever period is shorter.

                 (b) If the Employee's employment with the Company, an Affiliate or a Subsidiary terminates by reason of Retirement then, notwithstanding the provisions of Section 2 of this Agreement, the Option may thereafter be exercised by the Employee, to the extent exercisable at the time of such Retirement, or on such accelerated basis as the Committee may determine, for a period of three years from the date of such termination of employment or until the expiration of the term hereof, whichever period is shorter; provided, however, that if the Employee dies within such three year period, any unexercised portion of this Option shall, notwithstanding the expiration of such three year period, continue to be exercisable to t

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      the extent to which it was exercisable at the time of death for a period of one year from the date of such death or until the expiration of the term hereof, whichever period is shorter.

           (c) If the Employee's employment with the Company, an Affiliate or a Subsidiary terminates by reason of Disability then, notwithstanding the provisions of Section 2 of this Agreement, the Option may thereafter be exercised by the Employee, to the extent exercisable at the time of termination, or on such accelerated basis as the Committee may determine, for a period of three years from the date of such termination of employment or until the expiration of the term hereof, whichever period is shorter; provided, however, that if the Employee dies within such three year period, any unexercised portion of the Option shall, notwithstanding the expiration of such three year period, continue to be exercisable to the extent to which it was exercisable at the time of death for a period of one year from the date of such death or until the expiration of the term hereof, whichever period is shorter.

           (d) If there occurs a Termination of Employment for any reason other than death, Disability, Retirement or Cause (as hereinafter defined) then, notwithstanding the provisions of Section 2 of this Agreement, the Option shall terminate, except that the Option, to the extent then exercisable, or on such accelerated basis as the Committee may determine, may be exercised for the lesser of one year from the date of such Termination of Employment or the balance of the term of the Option; provided, however, that if the Employee dies within such one year period, any unexercised portion of the Option shall, notwithstanding the expiration of such one year period, continue to be exercisable to the extent to which it was exercisable at the time of death for a period of one year from the date of such death or until the expiration of the stated term of the Option, whichever period is shorter.

           (e) In the event the Employee's Termination of Employment is for Cause, any unexercised portion of the Option shall expire immediately upon the giving to the Employee of notice of such Termination of Employment.

           (f) Notwithstanding any language to the contrary set forth in
      Section 5(i) of the Plan, for purposes of this Agreement, the term "Cause" shall mean (i) the conviction of the Employee for committing a felony under Federal law or the law of the state in which such action occurred or (ii) the commission by the Employee of an act of fraud or embezzlement.

     4. Method of Exercise. The Option may be exercised by written notice (the "Notice"), addressed and delivered to the Company specifying the number of whole shares of Common Stock subject to the Option to be purchased. For purposes of this Agreement, the reference in Section 5(c) of the Plan to the percentage of the Common Stock issued pursuant to a public offering shall have no force or effect. The Notice shall be accompanied by (i) cash, or (ii) that number of shares of unrestricted Common Stock which have an aggregate Fair Market Value (as of the date of exercise) equal to the aggregate exercise price for all of the shares of Common Stock subject to such exercise, or (iii) a request that the Company withhold from the number of shares of Common Stock otherwise issuable upon exercise of the Option that number of shares having an aggregate Fair Market Value on the date of exercise equal to the exercise price for all of the shares of Common Stock subject to such exercise; or (iv) any combination thereof. The Employee agrees, that no later than the date as of which an amount first becomes includible in his gross income for Federal income tax purposes with respect to the Option, the Employee shall pay to the Company, or make arrangements satisfactory to the Company regarding the payment of, any Federal, state, local or foreign taxes of any kind required by law to be withheld with respect to such amount. Withholding obligations may be settled with Common Stock, including Common Stock that is acquired upon exercise of the Option. The obligations of the Company under this Agreement and the Plan shall be conditional on such payment or arrangements, and the Company, its Affiliates and Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to the Employee.

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     5. Delivery of Stock Certificates.  The Option shall be deemed to have been exercised upon receipt by the Company of the Notice accompanied by the exercise price (the "Exercise Date") and the Employee shall be treated as the holder of record of the shares with respect to which the Option is exercised as of the Exercise Date for all purposes.

     6. Adjustment Provisions. If, during the term of this Agreement, there shall be any merger, reorganization, consolidation, recapitalization, stock dividend, stock split, extraordinary distribution with respect to the Common Stock, or other change in corporate structure affecting the Common Stock, the Committee shall make an appropriate and equitable substitution or adjustment in the aggregate number, kind and option price of shares subject to this Option.

     7. Non-Transferability. The Option is not transferable or assignable by the Employee other than by will or by the laws of descent and distribution, or pursuant to a qualified domestic relations order and is exercisable during the lifetime of the Employee only by the Employee, his guardian or legal representative or by an alternate payee pursuant to such qualified domestic relations order.

     8. Compliance with Law. By accepting the Option, the Employee agrees for himself and his guardian or legal representative that no shares of Common Stock shall be delivered pursuant to the Option until qualified for delivery under applicable securities laws and regulations as determined by the Company or its legal counsel.

     9. Limitations. The Employee shall have no rights as a stockholder with respect to shares as to which the Option shall not have been exercised and payment made as herein provided and shall have no rights with respect to such shares not expressly conferred by this Agreement. Nothing contained in this Agreement shall be construed to be a contract of employment between the Company and the Employee.

     10. Construction.

           (a) Successors. This Agreement and all the terms and provisions hereof shall be binding upon and shall inure to the benefit of the parties hereto and their respective legal representatives, heirs and successors, except as expressly herein otherwise provided.

           (b) Entire Agreement; Modification. This Agreement contains the entire understanding between the parties with respect to the matters referred to herein. Subject to Section 8(i) of the Plan, this Agreement may be amended by the Committee.

           (c) Capitalized Terms; Headings; Pronouns; Governing Law. Capitalized terms used and not otherwise defined herein are deemed to have the same meanings as in the Plan. The descriptive headings of the respective sections and subsections of this Agreement are inserted for convenience of reference only and shall not be deemed to modify or construe the provisions which follow them. Any use of any masculine pronoun shall include the feminine and vice-versa and any use of a singular, the plural and vice-versa, as the context and facts may require. The construction and interpretation of this Agreement shall be governed in all respects by the laws of the State of Delaware.

           (d) Notices. All communications between the parties shall be in writing and shall be deemed to have been duly given as of the date and time of hand delivery or three days after mailing via certified or registered mail, return receipt requested, proper postage prepaid to the following or such other addresses of which the parties shall from time to time notify one another.

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     (1) If to the Company: General Growth Properties, Inc. 55 West Monroe -
     Suite 3100
                          Chicago, Illinois 60603-5060

     (2) If to the Employee:
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           (e) Severability. Whenever possible, each provision of this
      Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement or the application thereof to any party or circumstance shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the minimal extent of such provision or the remaining provisions of this Agreement or the application of such provision to other parties or circumstances.

           (f) Counterpart Execution. This Agreement may be executed in counterparts, each of which shall constitute an original and all of which, when taken together, shall constitute the entire document.

     IN WITNESS WHEREOF, the parties have executed or caused to be executed this Agreement on the date first above written.


                                       GENERAL GROWTH PROPERTIES, INC.


                                       By:
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                                               Title:
                                                      -----------------------

                                       EMPLOYEE

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